CUSIP No.629337106                     13G
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                       EXHIBIT NO. 99.1 TO SCHEDULE 13G
                            JOINT FILING AGREEMENT
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                              November 13, 2026
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              MORGAN STANLEY,  MS Capital Partners Adviser Inc.,

              NHTV Nevada Holdings LP,  NHTV Nevada Holdings GP LLC,

              North Haven Tactical Value Fund LP,  MS Tactical Value

              Fund GP LP,  and  MS Tactical Value Fund GP Inc.

              hereby agree that, unless differentiated, this

              Schedule 13G is filed on behalf of each of the parties.


           MORGAN STANLEY

           BY: /s/ Claire Gordon
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           Claire Gordon/Authorized Signatory,
           Morgan Stanley


           MS Capital Partners Adviser Inc.

           BY: /s/ Thomas F. Cahill
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           Thomas F.  Cahill/Authorized Signatory,
           MS Capital Partners Adviser Inc.


           NHTV Nevada Holdings LP
           By: NHTV Nevada Holdings GP LLC, its general partner
           By: North Haven Tactical Value Fund LP, its managing member
           By: MS Tactical Value Fund GP LP, its general partner
           By: MS Tactical Value Fund GP Inc., its general partner

           BY: /s/ Thomas F. Cahill
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           Thomas F.  Cahill/Authorized Signatory,
           NHTV Nevada Holdings LP


           NHTV Nevada Holdings GP LLC
           By: North Haven Tactical Value Fund LP, its managing member
           By: MS Tactical Value Fund GP LP, its general partner
           By: MS Tactical Value Fund GP Inc., its general partner

           BY: /s/ Thomas F. Cahill
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           Thomas F.  Cahill/Authorized Signatory,
           NHTV Nevada Holdings GP LLC


           North Haven Tactical Value Fund LP
           By: MS Tactical Value Fund GP LP, its general partner
           By: MS Tactical Value Fund GP Inc., its general partner

           BY: /s/ Thomas F. Cahill
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           Thomas F.  Cahill/Authorized Signatory,
           North Haven Tactical Value Fund LP


           MS Tactical Value Fund GP LP
           By: MS Tactical Value Fund GP Inc., its general partner

           BY: /s/ Thomas F. Cahill
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           Thomas F.  Cahill/Authorized Signatory,
           MS Tactical Value Fund GP LP


           MS Tactical Value Fund GP Inc.

           BY: /s/ Thomas F. Cahill
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           Thomas F.  Cahill/Authorized Signatory,
           MS Tactical Value Fund GP Inc.


* Attention. Intentional misstatements or omissions of fact constitute federal criminal violations (see 18 U.S.C. 1001).